UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

October 31, 2019

Date of Report (Date of earliest event reported)

Encana Corporation

(Exact name of registrant as specified in its charter)

Canada	1-15226	98-0355077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850

Calgary, Alberta, Canada, T2P 2S5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 645-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ECA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

Encana Corporation (“Encana”) previously announced on October 31, 2019 its intention to establish corporate domicile in the United States. Encana is proposing and will be submitting to the holders (“Encana Shareholders”) of common shares of Encana (the “Encana Common Shares”) and the holders (“Encana Incentive Awardholders”) of incentive awards of Encana for approval a special resolution approving the corporate reorganization of Encana.

In connection with the proposed Reorganization (as defined below), on October 31, 2019, Encana entered into an Arrangement and Reorganization Agreement (the “Agreement”) with 1847432 Alberta ULC (“184Co”), which is currently a wholly-owned subsidiary of Encana and will be a predecessor of Ovintiv Inc. (“Ovintiv”) following completion of the Reorganization. The Reorganization is being implemented in accordance with the terms of and subject to the conditions contained in the Agreement, which sets out the terms of the Reorganization.

The proposed reorganization transactions (the “Reorganization”) include (i) a proposed plan of arrangement under the Canada Business Corporations Act (the “CBCA”), pursuant to which, among other things, Encana will complete a share consolidation on the basis of one post-consolidation share for each five pre-consolidation shares and Ovintiv will ultimately acquire all of the issued and outstanding Encana Common Shares in exchange for shares of Ovintiv on a one-for-one basis and become the parent company of Encana and its subsidiaries (collectively, the “Arrangement”), and (ii) as soon as practicable following completion of the Arrangement, Ovintiv migrating out of Canada and becoming a Delaware corporation. After the Reorganization is complete, Encana Shareholders will hold one share of common stock, par value US$0.01 per share, of Ovintiv, a Delaware corporation, for each five Encana Common Shares owned immediately prior to the Reorganization, but the business, assets, liabilities, directors and officers of Ovintiv will continue to be the same as the business, assets, liabilities, directors and officers of Encana immediately prior to the Reorganization. To be effective, the special resolution approving the Reorganization must be approved, with or without variation, by the affirmative vote of at least two-thirds of the votes cast on the resolution, in person or by proxy, by both (i) Encana Shareholders and Encana Incentive Awardholders, voting together as a single class, and (ii) Encana Shareholders, voting separately.

The respective obligations of the parties to the Agreement to complete the Reorganization are subject to the satisfaction of or mutual waiver by Encana and 184Co (including Ovintiv as its successor) on or before the date that the Arrangement becomes effective under the CBCA of customary conditions, including required securityholder, court and stock exchange approvals.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed corporate reorganization that includes, among other things, the redomicile, Encana will cause its subsidiary 1847432 Alberta ULC, a predecessor to Ovintiv Inc. (“Ovintiv”), to file a registration statement on Form S-4, which will include Ovintiv’s prospectus as well as Encana’s proxy statement (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities. Encana plans to mail the definitive Proxy Statement/Prospectus to its shareholders and holders of its equity incentives in connection with the proposed corporate reorganization. INVESTORS AND SECURITYHOLDERS OF ENCANA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENCANA, OVINTIV, THE CORPORATE REORGANIZATION AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Encana or Ovintiv through the website maintained by the SEC at www.sec.gov. Investors and securityholders will also be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with Canadian securities regulatory authorities by Encana, through the website maintained by the Canadian Securities Administrators at www.sedar.com. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Encana’s website at www.encana.com or by contacting Encana’s Corporate Secretary.

Participants in the Solicitation

Encana and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed corporate reorganization. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Encana in connection with the corporate reorganization, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC and Canadian securities regulatory authorities. Additional information regarding Encana’s directors and executive officers is also included in Encana’s Notice of Annual Meeting of Shareholders and 2019 Proxy Statement, which was filed with the SEC and Canadian securities regulatory authorities on March 14, 2019. This document is available free of charge as described above.

ADVISORY REGARDING FORWARD-LOOKING STATEMENTS – This communication contains forward-looking statements or information (collectively, “FLS”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. FLS include: completion and timing of the proposed corporate reorganization (including name change, share consolidation and U.S. domestication) and the benefits thereof, including opportunity to enhance long-term value for shareholders, liquidity and capital market access, exposure to larger pools of investment, comparability with U.S. peers, and increase in passive and index ownership; benefits of the new brand and logo; estimated tax impacts and other costs to the company and shareholders; timing of the special meeting of securityholders; the company’s sustainable business roadmap and elements thereof; improvements in returns and cash flow; and anticipated changes to debt rating. FLS involve assumptions, risks and uncertainties that may cause such statements not to occur or results to differ materially. These assumptions include: ability, timing and terms of the required securityholder approvals, court and stock exchange approvals, and regulatory approvals; director and officer support for the reorganization; applicability of certain U.S. and Canadian securities regulations and exemptions; successful listings on applicable stock exchanges; future commodity prices and differentials; assumptions in corporate guidance; data contained in key modeling statistics; availability of attractive hedges and enforceability of risk management program; access to transportation and processing facilities; and expectations and projections made in light of Encana’s historical experience and its perception of historical trends. Risks and uncertainties include: ability to achieve anticipated benefits of the corporate reorganization; receipt of securityholder, stock exchange and court approvals and satisfaction of other conditions; risks relating to the new company following the reorganization, including triggering provisions in certain agreements; publicity resulting from the reorganization and impacts to the company’s business and share price; ability to generate sufficient cash flow to meet obligations; commodity price volatility; ability to secure adequate transportation and potential pipeline curtailments; timing and costs of well, facilities and pipeline construction; business interruption, property and casualty losses or unexpected technical difficulties; counterparty and credit risk; impact of changes in credit rating and access to liquidity, including ability to issue commercial paper; currency and interest rates; risks inherent in Encana’s corporate guidance; changes in or interpretation of laws or regulations; risks associated with existing or potential lawsuits and regulatory actions; impact of disputes arising with partners, including suspension of certain obligations and inability to dispose of assets or interests in certain arrangements; and other risks and uncertainties as described in Encana’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q and as described from time to time in Encana’s other periodic filings as filed on SEDAR and EDGAR.

Although Encana believes such FLS are reasonable, there can be no assurance they will prove to be correct. The above assumptions, risks and uncertainties are not exhaustive. FLS are made as of the date hereof and, except as required by law, Encana undertakes no obligation to update or revise any FLS.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 2.1	Arrangement and Reorganization Agreement, dated as of October 31, 2019, between Encana Corporation and 1847432 Alberta ULC.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Arrangement and Reorganization Agreement, dated as of October 31, 2019, between Encana Corporation and 1847432 Alberta ULC.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2019

ENCANA CORPORATION
(Registrant)

By:	/s/ Dawna I. Gibb
Name:	Dawna I. Gibb
Title:	Assistant Corporate Secretary